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                                                                   EXHIBIT 32(A)

                           SECTION 1350 CERTIFICATION
                         BY PRINCIPAL EXECUTIVE OFFICER

      I, Daniel Greenberg, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Electro Rent Corporation, on Form 10-K for the fiscal year ended May 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of the registrant.

      IN WITNESS WHEREOF, the undersigned have executed this Statement as of the date first written above.

      Dated August 13, 2004

                                                       /s/ Daniel Greenberg
                                                     ---------------------------
                                                     Daniel Greenberg
                                                     Chief Executive Officer

                                  Exhibit 32(A)